UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 10, 2007

Southern Connecticut Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-49784	06-1609692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street New Haven, Connecticut		06510
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 782-1100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b).  Departure of Certain Officers.

On December 5, 2007, Joseph V. Ciaburri informed Southern Connecticut Bancorp, Inc. (the “Company”) that he is resigning from the Company’s Board of Directors effective December 31, 2007.  Mr. Ciaburri’s resignation letter is attached.

ITEM 9.01 Financial Statements and Exhibits.

9.01(d). Exhibits.

Exhibit No.	Description
99.1	Joseph V. Ciaburri resignation letter December 5, 2007

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2007

SOUTHERN CONNECTICUT BANCORP, INC.

/s/ Michael M. Ciaburri
Michael M. Ciaburri
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Joseph V. Ciaburri resignation letter December 5, 2007